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                                                                   EXHIBIT 10.17

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

               STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE

1. BASIC PROVISIONS ("BASIC PROVISIONS")

   1.1 PARTIES: This Lease ("Lease"), dated for reference purposes only, June 6, 1995 is made by and between Stephen S. Gray, the duly-appointed Chapter 11 Trustee of the estate of Haskon Corporation, a Delaware corporation ("Lessor") and Burke Industries, Inc., a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

   1.2 PREMISES: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 336 Weir Street, Taunton located in the County of Bristol, State of Massachusetts and more particularly depicted on Exhibit "A" attached hereto ("Premises"). (See Paragraph 2 for further provisions.)

   1.3 TERM: one (1) years and -0- months ("Original Term") commencing June 6, 1995 ("Commencement Date") and ending June 5, 1996 ("Expiration Date") (See Paragraph 3 for further provisions.)

   1.5 BASE RENT: $8,500.00 per month ("Base Rent"), payable on the first
(1st) day of each month commencing July 1, 1995 (See Paragraph 4 for further provisions.)

   1.6 BASE RENT PAID UPON EXECUTION: $7,083.33 as Base Rent for the period from June 6, 1995 through and including June 30, 1995.

   1.8 PERMITTED USE: For the purpose of manufacture, sale and distribution of silicone fabricated products and any other related, reasonably consistent, or ancillary uses together with any use of the Premises consistent with the uses of the Premises during the previous 24 months and for no other purpose. (See Paragraph 6 for further provisions.)

   1.9 INSURING PARTY: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

   1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of Paragraphs ______ through ______ and Exhibits ________________________________
all of which constitute a part of this Lease.

2. PREMISES.

   2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less. The Premises shall be delivered in "as-is" condition without representation or warranty but subject to each parties' rights and remedies with respect to repair and maintenance of the Premises.

3. TERM.

   3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

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4. RENT.

   4.1 BASE RENT. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee. Lessee shall be responsible for the payment of all utilities furnished to Premises.

6. USE.

   6.1 USE. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8 or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee or an Affiliate for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

   6.2 HAZARDOUS SUBSTANCES.

       (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of Security Deposit under Paragraph 5 hereof.

       (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously disclosed to Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

       (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the premises by or for Lessee or Lessee's Affiliates. Lessee's obligations under this Paragraph 6 shall include, but not be limited to remediation, curing and indemnifying Lessor for the effects of any contamination or injury to person, property or the environment created, generated, released or disposed of by Lessee, its agents, employees, contractors, licensees or invitees (collectively, "Lessee's Affiliates"), and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

   6.3 LESSEE'S COMPLIANCE WITH LAW. Except as otherwise provided in this Lease, Lessee, shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor relating to Lessee's specific use of the Premises and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law.

   6.4 INSPECTION; COMPLIANCE. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise during reasonable times upon 48 hours prior written notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3) relating to Lessee's specific use of the Premises and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessee's activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the Lessor, unless a Default or Breach of this Lease, violation of Applicable Law relating to Lessee's specific use of the Premises or a contamination, caused or materially contributed to by Lessee relating to Lessee's specific use of the Premises is found to exist or be imminent in which event Lessee shall be responsible for said costs and expenses.

7. MAINTENANCE; REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

   7.1 LESSEE'S OBLIGATIONS. See Addendum Paragraph 3.

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   7.2 LESSOR'S OBLIGATIONS. See Addendum Paragraph 3.

   7.3 UTILITY INSTALLATIONS; TRADE FIXTURES; ALTERATIONS.

       (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by lessee. Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent, Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease as extended does not exceed $25,000.

       (b) CONSENT. Lessor may withhold consent in its absolute discretion if any Alteration or Utility Installation affects the structure or base building systems or will impair the integrity or value of the Building. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities, (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and (iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish as-built plans and specifications for Alterations or Utility Installations exceeding $10,000.00.

       (c) INDEMNIFICATION. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

   7.4 OWNERSHIP; REMOVAL; SURRENDER; AND RESTORATION.

       (a) OWNERSHIP. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall immediately after installation be the property of and owned by Lessor, but considered a part of the Premises.

       (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility installations made without the required consent of Lessor.

       (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof in as good a condition and state of repair, as on the Commencement Date, in broom-clean condition including without limited (illegible), ordinary wear and tear and Lessor obligated repairs excepted, subject to Addendum Paragraph 3. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations and Alterations. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease. Lessee shall repair any damage caused by the removal of Lessee's Trade Fixtures, furnishings and equipment except to the extent such damage resulted by virtue of such removal rather than the negligence or wilful misconduct of Lessee or Lessee's Affiliates. So long as Lessee provides Lessor with the right to supervise the removal of items which may damage Premises by virtue of such removal. Lessee agrees to deliver to Lessor a list of items which are located in the Premises that Lessee elects to have excluded from items owned by Lessee within thirty (30) days from the date hereof (provided that Lessor may preclude Lessee from including on said list any items used by Lessee upon notice specifying items to Lessee) and Lessor, subject to Section
32 below, shall have the right to remove and/or sell such items at any time during the Term including sales of such items directly from the Premises prior to removal.

8. INSURANCE; INDEMNITY.

   8.1 PAYMENT FOR INSURANCE.

   8.2 LIABILITY INSURANCE.

       (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor and bankruptcy trustee (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

       (b) CARRIED BY LESSOR. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a), above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

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   8.3 PROPERTY INSURANCE--BUILDING, IMPROVEMENTS AND RENTAL VALUE.

       (a) BUILDING AND IMPROVEMENTS. The Insuring Party at its sole cost and expense shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to $1,000,000.00. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender). Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause and waiver of subrogation.

   8.4 LESSEE'S PROPERTY INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

   8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure end maintain the same, but at Lessee's expense.

   8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall be limited to the extent of insurance proceeds actually received.

   8.7 INDEMNITY. Except for Lessor's negligence, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultant's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

   8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for gross negligence or wilful misconduct of Lessor and then only to the extent not covered by insurance proceeds (or the amount which would have been covered had Lessee complied with its insurance obligations), Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

   9.1

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   9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

       (a) In the event of damage to the Premises, whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

   9.8 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit, if any, as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

   9.9 WAIVE STATUTES. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. REAL PROPERTY TAXES.

    10.1 (a) PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Lessor shall not be deemed to be in default hereunder for failure to pay Real Property Taxes unless Lessee is evicted or threatened with eviction from the Premises as a result of the failure to pay Real Property Taxes.

    10.2 DEFINITION OF "REAL PROPERTY TAXES." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

    10.3 JOINT ASSESSMENT.

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    10.4 PERSONAL PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations. Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be reasonably determined by Lessor, of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

    12.1 LESSOR'S CONSENT REQUIRED.

         (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent, which may be withheld in Lessor's sole and absolute discretion. See Addendum Paragraph 8.

    12.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

         (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

         (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

         (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

         (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $750.00, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

         (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

    12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all Subleases under this Lease whether or not expressly incorporated therein:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

         (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

         (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

         (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent, which may be withheld in Lessor's sole discretion.

13. DEFAULT; BREACH; REMEDIES.

    13.1 DEFAULT; BREACH. A "Default" is defined as failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

         (a)

         (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party within five (5) business days following written notice that such amount is due, provided that Lessee shall be entitled to only two (2) notices during the Term for a Base Rent payment default, it being understood that if 2 notices for a Base Rent payment default have been sent to Lessee hereunder, any subsequent failure to pay Base Rent when due shall constitute a default and Lessee shall not be entitled to a notice or grace period. The failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

         (c)

         (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

         (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

         (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

    13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of Boston at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b) or (d). In such case, the applicable grace period under subparagraphs 13.1(b) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

         (b) Continue the Lease and Lessee's right to possession in effect after Lessee's Breach and abandonment and recover the rent as it becomes due, Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

         (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

    13.3 INDUCEMENT RECAPTURE IN EVENT OF BREACH.

    13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground Lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within five (5) business days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

    13.5 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty
(30) day period and thereafter diligently pursued to completion.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the land area, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given
Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession if Lessee's operation will be adversely affected. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority provided that if the repairs would take in excess of 2 months to reasonably complete three (3) months of the Term or if the failure to repair shall not adversely affect the Lessee's use of the Premises, Lessor shall not be obligated to repair or restore. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

    15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

16. TENANCY STATEMENT.

    16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form and substance typically used in the Commonwealth of Massachusetts, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

    16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. Except as provided in Paragraph 15, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the tenth (10th) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the other that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.

23. NOTICES.

    23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail or Federal Express, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

    23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, except as otherwise set forth herein. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event Lessee holds over, Lessee shall be deemed a tenant at sufferance, only subject to all of Lessee's obligations set forth herein, provided that Lessee shall pay Base Rent for such holdover period at 150% of Base Rent payable hereunder. In addition, Lessee shall be liable for all damages (including consequential) as a result of holding over.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. BINDING EFFECT; CHOICE OF LAW. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

    30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty (30) days following receipt of such notice for the commencement of cure of said default and such additional time as is reasonably necessary to cure such default provided Lender is diligently prosecuting such cure to completion if such default is susceptible to cure before invoking any remedies Lessee may have to terminate the Lease. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

    30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

    30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessor shall use reasonable efforts to obtain a assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

   30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. ATTORNEY'S FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. LESSOR'S ACCESS; SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise during reasonable times following 48 hours prior notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions including any environmental remediation (subject to Addendum Paragraph 1) to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business provided the same comply with Applicable Law. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations).

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. CONSENTS.

    (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

    (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, without hindrance/molestation of Lessor or anyone claiming by or through Lessor, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

    None.

40. MULTIPLE BUILDINGS. If the Premises are part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of such other buildings and their invitees, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

       IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR ITS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED ABOVE TO THEIR RESPECTIVE SIGNATURES.

Executed at  Boston, Massachusetts       Executed at  Boston, Massachusetts
            ---------------------------              --------------------------
on           June 5, 1995                on           June 5, 1995
   ------------------------------------     -----------------------------------
by LESSOR: Stephen S. Gray, the          by LESSEE: BURKE INDUSTRIES, INC., a
           duly-appointed Chapter 11        California corporation
           Trustee of the estate of
           HASKON CORPORATION, a
           Delaware corporation

By  /s/ Stephen S. Gray                  By  /s/ Daniel P. Flamen
   -------------------------------------    -----------------------------------
Name Printed:  Stephen S. Gray           Name Printed:  Daniel P. Flamen
              --------------------------               ------------------------
Title:  as above                         Title:  DIRECTOR
       ---------------------------------        -------------------------------
By                                       By
   -------------------------------------    -----------------------------------
Name Printed:                            Name Printed:
              --------------------------               ------------------------
Title:                                   Title:
       ---------------------------------        -------------------------------
Address:  c/o The Recovery Group         Address:  ATT: ROCKY GENOVESE,
          270 Atlantic Ave., Boston, MA                 BURKE INDUSTRIES
                                                        2250 SOUTH TENTH ST.,
                                                        SAN JOSE, CA 95112
Tel. No. (617) 482-4242                  Tel. No. (408) 297-3500
Fax No.  (617) 482-9804                  Fax No.  (408) 995-5163

                                       PAGE 10

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial Real Estate Association,
        345 South Figueroa Street, Suite M-1, Los Angeles, CA 90071.
        (213) 687-8777. Fax. No. (213) 687-8616.

                  ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL
                           SINGLE-TENANT LEASE-NET

     This Addendum is made and entered into by and among BURKE INDUSTRIES, INC. ("Lessee"), and STEPHEN S. GRAY, THE DULY-APPOINTED CHAPTER 11 TRUSTEE OF THE ESTATE OF HASKON CORPORATION, a Delaware corporation ("Lessor"), and is dated as of the date set forth on page 1 of the Standard Industrial/Commercial Single-Tenant Lease-Net between Lessor and Lessee to which this Addendum is attached ("Lease").

     The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Lease, the terms hereof shall control.

     1. HAZARDOUS SUBSTANCES. Lessor hereby agrees that Lessee shall not be liable for any and all claims, lawsuits, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements and enforcement actions of any kind, and all costs and expenses incurred in connection therewith, arising out of
(i) the presence of any "Hazardous Substances," as that term is defined in the Lease, on or under the Premises as of the Commencement Date, or any releases or discharges of any Hazardous Substances on, under or from the Premises as of the Commencement Date, and (ii) any activity carried on or undertaken on or off the Premises in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances located on or under the Premises occurring or existing prior to the date Lessee takes possession of the Premises and Lessor agrees that Lessee shall be entitled to offset reasonable costs and expenses actually paid by Lessee as a result of any local, state or federal court or agency orders or notices requiring investigatory or remediation action issued to Lessee relating to items (i) or (ii) above against amounts owing under that certain Promissory Note made by Lessee of even date herewith (the "Note"); provided, however, Lessee agrees to cooperate with Lessor to the extent reasonably possible to allow Lessor to determine what response to a claim or potential claim against Lessee in connection with any Hazardous Substances on, under or from the Premises as of the Commencement Date is in the best interest of Lessor and so long as Lessee's potential liability does not exceed the amount of the Note, Lessee shall only act with respect to such a claim if Lessee believes such action is then necessary. Notwithstanding anything to the contrary contained herein, in the event that at such time as the Note becomes due and payable, Lessee has received written notification or an order of a required investigation or remediation action or has became aware that there exists a claim or potential claim and has provided written notice thereof to Lessor together with information substantiating the Lessee's belief of the claim or potential claim in connection with any Hazardous Substances on, under or from the Premises as of the Commencement Date but Lessee has not yet actually incurred all of the expenses which Lessee reasonably believes Lessee may incur in connection therewith, the portion of the payment on the Note equal to the amount claimed in dispute by Lessor or Lessee under this Paragraph 1 shall be placed in a mutually agreeable escrow pending the resolution of the claim; provided, however, if

Lessor and Lessee are unable to agree upon the amount of the expenses related to such remediation or investigatory action, Lessor and Lessee shall submit such dispute to the United States Bankruptcy Court for the District of Massachusetts (Eastern District)(the "Court"), and the Court shall determine the reasonable amount which should be placed in the mutually agreeable escrow pending the satisfaction of the claim or potential claim and a reasonable disbursement procedure. In addition, Lessor consents to any Reportable Use by Lessee if such Reportable Use is substantially similar to any use of the Premises by Lessor prior to the Commencement Date provided the same complies with all Applicable Laws, rules and regulations. Notwithstanding anything to the contrary set forth in this Lease, the provisions of this Section 1 shall survive the expiration or earlier termination of this Lease. In addition, and without limiting the generality of the foregoing, Lessee, for itself and its successors and assigns, agrees to give and afford to Dunlop-Haskon, Inc. ("Dunlop-Haskon") and its designees, including, without limitation, Franklin Environmental Services, Inc. and ENSR Consulting and Engineering, such commercially reasonable cooperation and access to the Premises, from time to time, upon forty-eight (48) hours advance written notice as Dunlop-Haskon shall, acting reasonably and in good faith, determine to be necessary or appropriate to permit Dunlop-Haskon and its designees to timely complete environmental remediation efforts at the Premises in accordance with the requirements of the Massachusetts Contingency Plan, 31 CMR 40.00 ET SEQ. and Applicable Laws, provided that (a) in conducting any such remediation efforts, Dunlop-Haskon and its designees shall use reasonable good faith efforts to minimize interference with Lessee's business operations and (b) insofar as any such remediation efforts may result in any such interference, Dunlop-Haskon shall consult with Lessee in advance in an effort to minimize and coordinate such interference and to identify appropriate precautions to be taken in connection therewith. Any required precautions and other costs and expenses reasonably undertaken or incurred by Lessee in connection with such remediation efforts with the prior approval of Dunlop-Haskon (which shall not be unreasonably withheld or delayed) shall be at Dunlop-Haskon's sole cost and expense. Lessor and Lessee acknowledge and agree that either or both of Lessor and Dunlop-Haskon may obtain specific performance of Lessee's agreement to cooperate with and give access to Dunlop-Haskon and its designees and Lessor agrees that Lessee may seek preliminary and/or permanent injunctive relief in the event Lessor or Dunlop-Haskon or its designees are not strictly complying with the terms and provisions of clauses (a) and (b) of the sentence immediately preceding the immediately preceding sentence.

     2. DAMAGE AND DESTRUCTION. Notwithstanding anything to the contrary contained in the Lease, in the event the Premises are damaged or destroyed by casualty, and the time required to repair such damage exceeds two (2) months or if such damage does not materially adversely affect Lessee's operations from the Premises or if Lessee has discontinued operations from the Premises or if insurance required to be carried under this Lease are insufficient to complete a reasonable workable restoration of the Premises or if the casualty occurs within the last three (3) months of the Term, Lessor shall have no obligation to repair the Premises or such portion of the Premises as will not materially adversely affect Lessee's operations from the Premises, as the case may be. In the event the Premises are damaged or destroyed and such damage will take in excess of two (2) months to repair or if such damage materially adversely affects Lessee's operations from the Premises, Lessee may terminate the Lease by written notice delivered to Lessor within thirty
(30) days from the date of such casualty and such termination shall be effective upon the date of delivery of the written notice to Lessor. In the event the Lessee does not elect to terminate the Lease, and if Lessor is obligated to repair the damage pursuant to this Paragraph 2, Lessor shall use reasonable diligence to reconstruct the Premises as soon thereafter as possible to the extent of insurance required to be carried under this Lease.

     3. LESSEE RIGHT TO REPAIR. Notwithstanding anything to the contrary provided herein, in the event that (i) Lessee provides written notice (or oral notice in the event of an emergency followed by written notice as soon thereafter as possible) to Lessor of the need for Lessor to perform its repair obligations set forth in this Lease, and (ii) Lessor fails to respond to such notice (either in the form of commencing the requested action or notifying Lessee in writing that such action is not required by Lessor under the Lease) within a reasonable period of time given the circumstances after receipt of the notice, but in any event no later than fifteen (15) days after receipt of such notice, and further provided that Lessee is operating from the Premises and further provided that such repair, if not made, will materially adversely affect Lessee's operations from the Premises, then Lessee may proceed to perform Lessor's obligation upon delivery of an additional notice to Lessor specifying that Lessee is taking such action.

     Provided that Lessor designates a contractor to perform such repairs within such fifteen (15) day period, Lessee shall use the contractor designated by Lessor for such repairs and Lessee thereafter shall be entitled to offset such actual unrelated third party costs and expenses incurred by Lessee in connection with the performance of Lessor's obligation against amounts owing under the Note. In the event Lessor fails to designate a contractor to perform such repairs and does not notify Lessee in writing that such action is not required by Lessor under the Lease, within the fifteen
(15) day period, Lessee shall be entitled to use such reputable contractor as Lessee determines and Lessee thereafter shall be entitled to offset such reasonable actual costs and expenses incurred by Lessee for work done by unrelated third parties in connection with the performance of Lessor's obligation against amounts owing under the Note. Notwithstanding anything to the contrary contained herein, Lessee shall not be entitled to offset against amounts owing under the Note any amounts incurred by Lessee in connection with the performance of Lessor's repair obligations under this Lease in excess of $100,000.00; provided, however, in the event Lessee has incurred costs with respect to Lessor's repair obligations in excess of $100,000.00 or if Lessor fails to complete any of Lessor's repair obligations and the cumulative total of the costs incurred by Lessee with respect to Lessor's repair obligations plus the cost to complete all other of Lessor's then reasonably identifiable and quantifiable repair obligations under this Lease is in excess of $100,000.00, Lessee may elect, in Lessee's sole discretion, to perform any such repairs at Lessee's expense and/or to terminate this Lease upon the delivery of written notice to Lessor.

      Notwithstanding the foregoing, in the event of a dispute between the parties with respect to the responsibility, necessity or scope of such repair, Lessee shall not be entitled to offset the portion of the costs and expenses thereof in dispute against amounts owing under the Note until and unless the matter has been resolved by arbitration in favor of Lessee but Lessee shall nevertheless be entitled to make such repairs as Lessee deems necessary for Lessee's use of the Premises.

      Except in connection with the non-payment of Base Rent by Lessee without a claim of set-off or abatement provided for herein, in the event of an unresolved dispute between Lessor and Lessee regarding the performance by either party of an obligation or condition of this Lease, the non-performance of which constitutes a default under this Lease, the matter shall be referred to an arbitrator for final binding determination in accordance with the rules of the American Arbitration Association or any successor thereto. Pending submission of the matter to arbitration and the arbitrator's final determination, no default shall be deemed to have occurred, and any time limit relative to such default shall commence from the date of the final determination of the arbitrator. This provision shall not, however, prevent either party from seeking preliminary injunctive relief pending the outcome of such arbitration. Notwithstanding anything to the contrary contained herein or in the Note, in the event the Note becomes due and payable and a dispute has been submitted to arbitration by Lessor or Lessee pursuant to this Paragraph 3 which has not yet been fully adjudicated, that portion of the payment on the Note equal to the amount claimed in dispute by Lessor or Lessee shall be placed in a mutually agreeable escrow pending the resolution of the arbitration proceeding and shall thereafter be disbursed pursuant to the arbitrator's shall instructions.

     4. NON-DISTURBANCE AGREEMENTS. Lessor agrees to use reasonable efforts to obtain non-disturbance agreements, in the form of Exhibit "B" attached to the Lease (the "Non-Disturbance Agreements"), in favor of Lessee from any ground lessors, mortgage holders or lienholders then in existence. Said Non-Disturbance Agreements be in recordable form and may be recorded at Lessee's election and expense. In the event Lessor fails to provide the Non-Disturbance Agreements to Lessee and Lessee is evicted or threatened with eviction (and if, at such time, Lessee is still operating from the Premises) as a result of the failure to provide such Non-Disturbance Agreements, Lessee shall be entitled to offset reasonable costs and expenses suffered as a result therefrom against amounts owing under that certain Promissory Note made by Lessee dated of even date herewith. In addition, Lessor also agrees to use reasonable efforts to provide Lessee with commercially reasonable non-disturbance agreement(s) in favor of Lessee from any ground lessors, mortgage holders or lienholders of Lessor who later come into existence at any time prior to the expiration of the Term of this Lease in consideration of, and as a condition precedent to, Lessee's agreement to be bound by
Section 30 of this Lease.

     5. REPAIR AND MAINTENANCE. Subject to the provisions of Sections 9 (Damage and Destruction) and 14 (Condemnation) and Paragraph 2 of this Addendum, Lessee shall, at Lessee's sole cost and expense and at all times, maintain and repair.the non-structural Premises and every part thereof, including without limitation, all equipment or facilities serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinklers, fixtures, walls (interior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about or adjacent to the Premises (whether or not such portion of the Premises requiring repairs or the means of repairing the same, are reasonably accessible to Lessee) but only to the extent the repairs and/or maintenance are required by Lessee for Lessee's or Lessee's Affiliates' use of the Premises; provided, however, in the event any single repair (and not ordinary maintenance) costs in excess of $3,000.00, the portion of such repair in excess of $3,000.00 shall be Lessor's responsibility at Lessor's sole cost and expense; provided, further, however, in the event the cumulative cost incurred by Lessee of individual repairs which cost in excess of $2,000.00 ("Over $2,000.00 Repairs") exceeds $20,000.00, the Lessor shall be responsible for the portion of the aggregate of the Over $2,000.00 Repairs which exceeds $20,000.00, at Lessor's sole cost and expense. Notwithstanding anything to the contrary, in no event shall Lessor be obligated to make any repair unless Lessee is operating from the Premises, in no event shall Lessor be obligated to make any repair unless the Lessor's failure to make such of repair will materially adversely affect Lessee's operations from the Premises and in no event shall Lessor be obligated to make any non-structural repairs that are necessitated as the result of the acts of Lessee or Lessee's Affiliates (other than as a result of normal wear and tear). Lessee shall not cause or permit Lessee's Affiliates to cause any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the clean-up of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee or Lessee's Affiliates, or pertaining to or involving any Hazardous Substance and/or storage tank brought on to the Premises by or for Lessee or Lessee's Affiliates. Notwithstanding anything to the contrary contained herein, in the event any repairs or maintenance are necessitated to the structure, roof or the exterior walls of the Premises, such shall be repaired and maintained by Lessor at Lessor's sole cost and expense. Notwithstanding the foregoing, Lessee shall be required to (i) repair any and all non-structural portions of the Premises where such repairs are necessitated due to the acts of Lessee and Lessee's Affiliates (other than as a result of normal wear and tear and only to the extent not covered by insurance carried by Lessor) and (ii) perform all routine and ordinary maintenance required by Lessee for Lessee's and Lessee's Affiliates' use of the Premises irrespective of the financial caps contained herein.

     6. EXEMPTION OF LESSOR FROM LIABILITY. The obligations of Lessor specifically set forth in this Lease do not constitute personal obligations of the Lessor, its partners, directors, officers, shareholders, trustees, or bankruptcy trustee(s), and Lessee shall not seek recourse against the Lessor or said partners, directors, officers, shareholders, trustees, or bankruptcy trustee(s) or any of their personal assets for satisfaction of any liability in respect to this Lease except as set forth below. Lessee agrees for itself and each succeeding holder of Lessee's interest, or any portion thereof, that any judgment, decree or award obtained against Lessor or any succeeding owner of Lessor's interest, which is related to this Lease or the Premises, whether at law or in equity, shall be satisfied only out of Lessor's bankrupt estate, so long as the bankrupt estate of the Lessor which executed this Lease is still the Lessor under this Lease, and Lessee further agrees to look only to such assets and to no other assets of Lessor for satisfaction and, if the bankrupt estate of the Lessor which executed this Lease is not still the Lessor under this Lease, and Lessee has claims against the successor Lessor, Lessee shall look only to the succeeding Lessor's interest in the Premises and to no other assets of the succeeding Lessor for satisfaction.

     7. WAIVER OF JURY TRIAL. LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY AND ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER, OR IN RESPECT OF ANY MATTER

WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE.

     8. ASSIGNMENT AND SUBLETTING. Notwithstanding anything to the contrary contained in this Lease, an assignment or subletting of all or a portion of the Premises to an affiliate of Lessee (an entity which is controlled by, controls, or is under common control with, Lessee), including any entity that merges with Lessee (an "Affiliate") shall not require the prior consent of Lessor (but shall require prior written notice to Lessor) provided that such assignment or sublease is not a subterfuge by Lessee to avoid its obligations under this Lease and provided further that such Affiliate shall assume in writing all of Lessee's obligations hereunder. "Control," as used in this Paragraph 8, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding any such assignment or sublease, Lessee shall not be released from any liability hereunder, or from the performance by such assignee or sublessee of all obligations imposed upon Lessee hereunder.

     9. COUNTERPARTS. This Lease may be executed in any number of original counterparts. Each fully executed counterpart shall be deemed an original.

                                      EXHIBIT "A"

                                  PREMISES DEPICTION


                                       SCHEDULE A*

     The land along with all the buildings thereon situated in the City of Taunton, County of Bristol, Commonwealth of Massachusetts, more particularly bounded and described as follows:

PARCEL I: Beginning at Weir Street at the southwesterly corner of land of the heirs of Terrace Curran; thence by said Curran heirs land North 86 DEG. 30 minutes East 168.09 feet to land of the NY, NH & H RR Co.; thence southeasterly by said railroad company land 210.25 feet to Parcel II below; thence westerly by said Parcel II 264.50 feet to Weir Street; thence northerly by Weir Street 115.00 feet to the point of beginning, or however otherwise bounded and described and by all or any of said measurement more or less.

PARCEL II: Beginning at Weir Street at the southwesterly corner of Parcel I, above; thence by Parcel I above southeasterly about 265.00 feet to the westerly line of New York, New Haven and Hartford Railroad Company; thence by said line of said railroad southeasterly 652.75 feet more or less to the northerly line of Parcel V below; thence by said Parcel V below, westerly
415.30 feet to Weir Street; thence northerly by Weir Street 756.00 feet more or less to the point of beginning.

PARCEL III: Beginning at the intersection of the easterly line of Weir Street and the southerly line of Parcel V below; thence by said Parcel V below North 84 DEG. 50 minutes East 416.50 feet to land of NY, NH, & H RR Co.; thence by said railroad company and southwesterly by a curved line 419.75 feet to land once of Tripp, now Parcel IV below; thence by said Parcel IV below, North 47 DEG. West 70.30 feet to a turn; thence still by Parcel IV below and by land of Duarte, Jr., North 56 DEG., 56 minutes West 272.76 feet to a turn; thence still by land of Duarte, Jr., North 68 DEG., 53 minutes West 38.50 feet more or less to Weir Street, thence by Weir Street North 1 degree 51 minutes East
102.52 feet to the point of beginning.

PARCEL IV: Beginning at a point easterly from Weir Street at the northeasterly corner of land once Tripp, now of Frank and Marita T. Duarte, Jr.,; thence by said Duarte, Jr., land Southeasterly 15.00 feet to a corner; thence westerly still by said Duarte, Jr., land about 118.00 feet to the easterly side of Weir Street at the southwesterly corner of said Duarte, Jr., land; thence southerly along Weir Street 14 feet more or less to the northwesterly corner of land once of Paine, now of Peter and Alice Fernandes; thence easterly by said Fernandes Land about 118 feet to the northeasterly corner of said land of Fernandes; thence southerly in a line parallel to said Weir Street, in part by said land of Fernandes and land of Sylvia 140.50 feet to land of Julia H. Nichols; thence easterly by said Nichols' land 47 feet to a corner; thence southerly, again in a line parallel to said Weir Street and by land of Said Nichols, Thadeio, MacDonald and Power about 204.00 feet to the land of New York, New Haven and Hartford Railroad Company; thence Northeasterly by said Railroad Company land 283 feet more or less to Parcel III above; thence by Parcel III above about 263.50 feet to the point of beginning.

PARCEL V: The land in said Taunton, bounded and described as follows:
Beginning on the easterly side of Weir Street at a point 102.52 feet northerly of the northwesterly corner of land now or formerly of Frank and Marita T. Duarte, Jr.; thence by Parcel III above N. 84 DEG. 50 min., E.
416.50 feet of land of the New york, New Haven and Hartford Railroad Company; thence northerly by said Railroad Company land by a curve of a radius of
714.99 feet a distance of 40.00 feet more or less to a concrete bound which marks the southeasterly corner of Parcel II above; thence westerly by said Parcel II above 415.30 feet to a concrete bound at Weir Street; thence S. 1 degree 51 min. W. by Weir Street a distance of 40.29 feet to the point of beginning.

*Subject to modification to reflect portions of premises presently leased to third parties.

                                  LEGAL DESCRIPTION

PARCEL VI: Beginning at the southwesterly corner of land now or formerly of George and Josephine Prairie, which point is also the northwesterly corner of land of the grantor; thence northerly by the easterly line of Weir Street
50.00 feet; thence at a right angle (90 DEG.) with said line just mentioned and continuing easterly in a straight line to the land of the railroad; thence southerly, following the curve of the railroad to other land of grantor; thence westerly by said other land of the grantor 185.01 feet more or less to Weir Street, the point of beginning.

For Title Reference to Parcel I through VI above, see Deeds recorded in Bristol County Northern District Registry of Deeds in Book 1552, Page 302, 2045, page 87, 2464, page 144.

ALL THAT PARCEL of land situated in the City of Taunton, County of Bristol, and Commonwealth of Massachusetts, more particularly bounded and described according to a plan of survey dated May 14, 1981, made by Almer Huntley, Jr. & Associates, Inc., Surveyors, Engineers & Planners, Northampton,
Massachusetts, and bounded as follows:


BEGINNING at a concrete bound on the Westerly sideline of land of Consolidated Rail Corporation and land of Christiano Nunes and Mary Nunes, said concrete bound bearing South 04 DEG., 06 seconds West a distance of
196.34 feet from a concrete bound at land of Haskon, Inc. and the Northeasterly corner of land of John T. Nichols; thence running North 04 DEG., 06 minutes East partially along land of said Nunes and land of Met Realty Trust a distance of 53.50 feet to land of Haskon, Inc.; thence turning and running North 41 DEG., 42 minutes, 11 seconds East a distance of 236.16 feet to a point; thence turning and running North 20 DEG., 39 minutes, 11 seconds East a distance of 356.10 feet to a point; thence turning and running North 87 DEG., 19 minutes, 48 seconds East a distance of 7.38 feet to a point; thence turning and running Northerly along a curve to the left having a radius of 714.99 feet and an arc length of 40.25 feet to an iron pin; thence turning and running South 87 DEG., 19 minutes, 48 seconds West a distance 8.59 feet to a point; thence turning and running North 00 DEG., 46 minutes, 11 seconds East a distance of 184.79 feet to a point; thence turning and running North 14 DEG., 30 minutes, 49 seconds West a distance of 447.39 feet to a point; thence turning and running North 16 DEG., 00 minutes, 49 seconds West a distance of 226.45 feet to a point; thence turning and running North 19 DEG., 10 minutes, 49 seconds West a distance of 52.61 feet to a point at the Southwest corner of land of Robert G. Prairie and Josephine Prairie and land of Consolidated Rail Corporation; the last nine (9) courses being along land of Haskon, Inc.; thence turning and running South 85 DEG., 30 minutes, 00 seconds East a distance of 24.78 feet to a concrete bound; thence continuing South 85 DEG., 30 minutes, 00 seconds East a distance of
10.62 feet to a point; thence turning and running South 16 DEG., 02 minutes, 36 seconds East a distance of 210.48 feet to a point; thence turning and running South 14 DEG., 00 minutes, 26 seconds East a distance of 510.44 feet to a point; thence turning and running South 75 DEG., 59 minutes, 34 seconds West a distance of 10.00 feet to a point; thence turning and running Southeasterly, Southerly and Southeasterly along and curve to the right having a radius of 702.27 feet and an arc length of 695.40 feet to a point; thence turning and running South 47 DEG., 16 minutes, 21 seconds East a distance of 10.00 feet to a point; thence turning and running South 47 DEG., 16 minutes, 21 seconds East a distance of 10.00 feet to a point; thence turning and running South 42 DEG., 43 minutes, 39 seconds West a distance of
197.58 feet to a point; thence turning and running North 47 DEG., 16 minutes, 21 seconds West a distance of 19.04 feet to the place of beginning, the last nine (9) courses being along land of Consolidated Rail Corporation.

For Title Reference to the above Parcel see deed recorded in the Bristol County Northern District Registry of Deeds in Book 2161, page 126.

                                    EXHIBIT "B"

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Stern, Neubauer, Greenwald & Pauly
1299 Ocean Avenue, Tenth Floor
Santa Monica, California 90401
Attn: Richard L. Miller, Esq.



                            ATTORNMENT, SUBORDINATION AND
                              NON-DISTURBANCE AGREEMENT



     This Attornment, Subordination and Non-Disturbance Agreement (this "Agreement") is made and entered into as of the 6th day of June, 1995 by and among BURKE INDUSTRIES, INC., a California corporation ("Tenant"), whose address is 2250 South Tenth Street, San Jose, California 95112 and STEPHEN S. GRAY, AS CHAPTER 11 TRUSTEE OF THE ESTATE OF HASKON CORPORATION, a Delaware corporation ("Landlord"), whose address is 336 Weir Street, Taunton, Massachusetts, and FIDELITY FUNDING OF CALIFORNIA, INC., a California corporation ("Lender") whose address is 101 Federal Street, Suite 1900, Boston, Massachusetts 02110.


                                       RECITALS

     WHEREAS, Tenant is the tenant under that certain Lease dated June 6, 1995 ("the Lease") by and between Landlord and Tenant, pertaining to and covering that certain real property which is legally described on Exhibit "A" attached hereto and the buildings and improvements located thereon (collectively, the "Property"); and

     WHEREAS, Lender is the holder of a note in the original principal amount of $1,500,000 secured by a mortgage in favor of Lender which encumbers the Property and which was recorded in the Bristol County Northern District Registry of Deeds in Book 5872, Page 137 (the "Mortgage"); and

     WHEREAS, Tenant desires that, subject to the conditions and limitations stated below, Lender consent to the Lease and recognize Tenant's rights under the Lease in the event that Lender (or any Successor Landlord, as defined below) succeeds to the interest of Landlord under the Lease, and in consideration therefor, Tenant is willing to agree to attorn to Lender (or any Successor Landlord) in the event that Lender (or any Successor Landlord) succeeds to the interest of Landlord under the Lease, and to acknowledge and agree that Tenant's leasehold interest is subordinate in all respects to Lender's interest under the Mortgage.

      NOW, THEREFORE, for and in consideration of the mutual benefits accruing to each, receipt whereof is hereby acknowledged, and for and in consideration of their respective covenants herein made, the parties agree as follows:


1. The Lease, and all the provisions thereof, and all of Tenant's rights and interests thereunder, shall be, are hereby made, and shall remain completely subject and subordinate to the Mortgage and the rights of Lender thereunder, including any renewals, modifications, replacements, consolidations or extensions of the Mortgage. The provisions of this Section 1 shall be effective notwithstanding any provisions to the contrary in the Lease.

     2. Notwithstanding the fact that the Lease is subordinate to the Mortgage as stated above, in the event that Lender or any other party (collectively a "Successor Landlord") succeeds to the rights of Landlord under the Lease, whether through foreclosure, the acceptance of a deed in lieu of foreclosure or any possession, surrender, assignment, judicial action or any other action taken by Lender, then Tenant agrees that it shall attorn to, and be liable to and recognize Successor Landlord as the lessor under the Lease for the balance of the term of the Lease upon and subject to all the terms and conditions of this Agreement and of the Lease, with the same force and effect as if the Successor Landlord was the original lessor under the Lease, and Tenant waives provisions of any statute or rule of law giving it the right to elect to terminate the Lease. Such attornment shall be self-operative without the execution of any further documents; however, at the Successor Landlord's request, Tenant agrees to execute any instruments-to confirm the foregoing provisions, including a new lease on the same terms and conditions as the Lease directly with the Successor Landlord.

     3. So long as Tenant shall pay, when due, the rent, impositions and other amounts owing under the Lease and otherwise perform such other tenant obligations as set forth in the Lease, Tenant shall not be joined as an adverse party defendant in any action or proceeding which may be instituted or commenced by Lender to foreclose or enforce the Mortgage (unless Lender is legally required to so join Tenant to protect Lender's ability to foreclose against Landlord), Tenant shall not be evicted from the Property, nor shall any of Tenant's rights under the Lease, including but not limited to the right to use and possession, be affected in any way by reason of being subordinate to the Mortgage, and Tenant's leasehold estate under the Lease shall not be terminated or disturbed during the term of the Lease by reason of any default under the Mortgage.

     4. This Agreement shall inure to the benefit of, and shall be binding upon, Tenant, Landlord and Lender and each of their respective heirs, personal representatives, successors and assigns. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of the provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision was not contained herein. This Agreement may not be modified orally or in any manner other than by a written agreement signed by the parties hereto or their respective successors or assigns. This Agreement shall be governed by and construed according to the internal laws of the State of California without resort to choice of law principles.

     5. Nothing contained in this Agreement shall be deemed to amend, modify or otherwise limit the provisions of the Mortgage, which shall remain in full force and effect. The parties hereto agree that any inconsistency between this Agreement and the Lease shall be governed by this Agreement.

     6. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in manner and form sufficient to bind them, as of the day and year first above written.

                                       TENANT:

                                       BURKE INDUSTRIES, INC.,
                                       a California corporation


                                       By:
                                          ------------------------------------
                                              Its:
                                                  ----------------------------

                                       LANDLORD:

                                       HASKON CORPORATION,
                                       a Delaware corporation


                                       By:
                                          ------------------------------------
                                              Stephen S. Gray, as Chapter 11
                                              Trustee of the Estate of Haskon
                                              Corporation, and not individually

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                       LENDER:

                                       FIDELITY FUNDING OF CALIFORNIA, INC.,
                                       a California corporation


                                       By:
                                          ------------------------------------
                                              Its:
                                                  ----------------------------

                                ACKNOWLEDGMENT

STATE OF              )
                      )     SS.
COUNTY OF             )

     On this ___________ day of ___________, in the year 1995, before me, a notary public in and for the State of ___________, personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument he or the entity on behalf of which he acted, executed the instrument.

     WITNESS my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC
                                                          State of ____________



                                ACKNOWLEDGMENT

STATE OF              )
                      )     SS.
COUNTY OF             )

     On this ___________ day of ___________, in the year 1995, before me, a notary public in and for the State of ___________, personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument he or the entity on behalf of which he acted, executed the instrument.

     WITNESS my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC
                                                          State of ____________

                                ACKNOWLEDGMENT

STATE OF              )
                      )     SS.
COUNTY OF             )

     On this ___________ day of ___________, in the year 1995, before me, a notary public in and for the State of ___________, personally appeared ___________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument he or the entity on behalf of which he acted, executed the instrument.

     WITNESS my hand and official seal.

                                                  -----------------------------
                                                          NOTARY PUBLIC
                                                          State of ____________

                                Exhibit "A"

                            LEGAL DESCRIPTION

                           SECOND AMENDMENT TO LEASE

     REFERENCE is made to that certain lease dated June 6, 1995, by and between Stephen S. Gray, the then duly-appointed Chapter 11 Trustee (and now the duly-appointed Chapter 7 Trustee) of the estate of Haskon Corporation, a Delaware corporation (the "Lessor") and Burke Industries, Inc., a California corporation (the "Lessee"), as amended by the First Amendment To Lease dated July 18, 1996 (the "Lease"), for the Premises more specifically described in the Lease.

     WHEREAS, the Lessor and the Lessee wish to amend the Lease as set forth herein.

     NOW THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree that the Lease shall be amended as follows:

     1. ARTICLE 1 (BASIC PROVISIONS)

        a. SECTION 1.3 (TERM)

           Section 1.3 shall be deleted in its entirety and replaced with the following:

              1.3 Term: To HAVE AND TO HOLD on a month to month basis commencingas of June 6, 1997. This Lease shall terminate effective the last day of any calendar month following written notice (a "Termination Notice") given by any party to the other on or before the first day of such calendar month, provided that the Lessee may, by giving written notice to the Lessor within ten (10) days of receiving a Termination Notice from the Lessor, elect, at its sole option, to remain at the Premises for a period of time identified in Lessee's notice, which period of time shall in no event exceed one hundred twenty (120) days after the date of the Termination Notice, during which period of time the Lessee shall continue to be obligated to pay rent and perform all other obligations hereunder.

        b. SECTION 3.1 (TERM)

           Section 3.1 shall be deleted in its entirety.

     2. Addendum to Standard Industrial/Commercial Single-Tenant Lease-Net

        a. SECTION 3 (LESSEE RIGHT TO REPAIR)

           Section 3 shall be amended by replacing the language "the sum of
(x) the amount required to repair the roof in accordance with the description of the repairs attached to the First Amendment to Lease as Exhibit A, which repairs Lessor consents may be performed and Lessee may offset the cost thereof against Base Rent in accordance with the terms hereof (but in no event in excess of $28,000) (said amount, the "Roof Cost") plus (y) the amount determined by deducting fifty (50%) percent of the Roof Cost from $32,812.50 (the "Offset Cap")" therein with the language "$21,875.00 (the "Offset Cap")".

        b. SECTION 5 (REPAIR AND MAINTENANCE)

           Section 5 shall be amended by replacing the language at line thirteen
           (13):

              "expense; provided, further, however, in the event that the cumulative cost incurred by Lessee of individual repairs which cost in excess of 32,000.00 ("Over $2,000.00 Repairs") "exceeds $20,000.00 for the period from June 6, 1996 to June 5, 1997, the Lessor shall be responsible for the portion of the aggregate of the Over $2,000.00 Repairs that exceeds $20,000.00, at Lessor's sole cost and expense, provided that the Lessor shall only be responsible for any Over $2,000.00 Repairs to the extent that such sums do not exceed any Base Rent yet to be paid by Lessee under the terms of this Lease"

              with:

              "expense; provided, further, however, in the event that the cumulative cost incurred by Lessee of individual repairs which cost in excess of $2,000.00 ("Over $2,000.00 Repairs) exceeds the amount determined by multiplying $1,666.67 by the number of months (including any partial month) during which the Lessee occupies the Premises from and after the period beginning June 6, 1997 (said amount, the "Over $2,000.00 Repairs Cap"), the Lessor shall be responsible for the portion of the aggregate of the Over $2,000.00 Repairs that exceeds the Over $2,000.00 Repairs Cap, at Lessor's sole cost and expense, provided that the Lessor shall only be responsible for any Over $2,000.00 Repairs to the extent that such sums do not exceed any Base Rent yet to be paid by Lessee under the terms of this Lease"

        c. SECTION 10 (TERMINATION)

              Section 10 shall be deleted in its entirety.

     3. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease.

     4. The Trustee's ability to enter into this Second Amendment is subject to the approval of the United States Bankruptcy Court for the District of Massachusetts (the "Court") in the bankruptcy proceedings of Haskon Corporation, Chapter 7 Case No. 95-12689-CJK. Accordingly, this Second Amendment shall not become effective until it is approved by the Court. Upon such approval, the effective date of this Second Amendment shall be deemed to be June 6, 1997.

     EXCEPT as modified by this Second Amendment, all other terms of the Lease remain unchanged and in full force and effect.

     WITNESS our hands and seal this 19th day of May, 1997.

LESSOR:                                           LESSEE:
STEPHEN S. GRAY, DULY-APPOINTED                   BURKE INDUSTRIES, INC.
CHAPTER 7 TRUSTEE OF THE ESTATE OF
HASKON CORPORATION




By: /s/ Stephen S. Grey                           By: /s/ David E. Worthington
    ---------------------------                       ------------------------
    Stephen S. Grey, as Trustee                   Name: David E. Worthington
                                                        ---------------------
                                                  Title: VP - FINANCE
                                                         --------------------